UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2021

MARTIN CURRIE

EMERGING MARKETS FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Martin Currie Emerging Markets Fund for the twelve-month reporting period ended September 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 29, 2021

II	Martin Currie Emerging Markets Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities of issuers with substantial economic ties to one or more emerging market countries and other investments with similar economic characteristics. The material factors we consider when determining whether an issuer has substantial economic ties to an emerging market country include whether the issuer is included in the MSCI Emerging Markets Indexi, is organized or headquartered in an emerging market country or maintains most of its assets in one or more such countries, has a primary listing for its securities on a stock exchange of an emerging market country, or derives a majority of its exposure (e.g., percentage of sales, income or other material factors) from one or more emerging market countries. Emerging market countries are predominantly found currently in regions including Asia, the Indian subcontinent, South and Central America, the Middle and Near East, Eastern and Central Europe and Africa.

The Fund will invest primarily in equity and equity-related securities, which may include common stocks, preferred stock, convertible bonds, other securities convertible into common stock, depositary receipts, real estate investment trusts, securities of other investment companies including exchange-traded funds and synthetic foreign equity securitiesii, including international warrants. The Fund will use synthetic foreign equity securities to obtain market exposure where direct access is not otherwise available. The Fund may also enter into index futures contracts, a form of derivative contract, as a substitute for buying or selling securities, to obtain market exposure, in an attempt to enhance returns, and to manage cash.

Our overarching investment philosophy is that building stock-focused portfolios, driven by fundamental research, can help to exploit market inefficiencies and generate consistent outperformance. Our global emerging markets team aims to build long-term, high conviction stock-focused portfolios, driven by fundamental research within its risk framework.

Within an emerging market country, we select securities that we believe have favorable investment potential. For example, the Fund may purchase stocks of companies with prices that reflect a value lower than that which we place on the company. We may also consider factors we believe will cause the stock price to rise. In general, we will consider, among other factors, an issuer’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Fund may invest in companies of any size and market capitalization.

We asses environmental, social and governance (“ESG”) risks and opportunities that could impact the ability of an issuer to generate future sustainable returns. These may include such factors as: shareholder rights, accounting standards, remuneration, board structure, supply chain, data protection, pollution/hazardous waste policies, water usage, and climate change policies. We asses these factors both quantitatively and qualitatively, through our research and engagement process. We consider sustainability risks tied to ESG factors

Martin Currie Emerging Markets Fund 2021 Annual Report	1

Fund overview (cont’d)

relevant to the returns of the Fund. Because investing on the basis of ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, us will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

In addition, the Fund seeks to avoid investing in companies that we have determined, based on our exclusionary criteria, to be significantly involved in certain business activities or industries, including the production of tobacco, production of weapons, coal-based power generation, the mining of thermal coal, the production, sale or distribution of dedicated and key components of antipersonnel mines and cluster munitions or that we have assessed as “fail” under the principles set forth in the UN Global Compact.

The Fund may invest in companies domiciled in any country that we believe to be appropriate to the Fund’s investment objective. Subject to the Fund’s 80% investment policy, the Fund may invest a substantial amount of assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries, but will always be invested in or have exposure to no less than three different emerging market countries. The Fund may invest in securities denominated in foreign currencies or in U.S. dollars.

The Fund is classified as “non-diversified”, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Emerging markets ended the twelve-month reporting period ended September 30, 2021 up in U.S dollar terms, with the MSCI Emerging Markets Index (NR)iii gaining 18.20%. It was an eventful year, dominated by the impact of COVID-19 on society and companies. The latter part of 2020 saw some recovery from previously tumbling markets, following positive vaccine news and the successful restrictions on movement being gradually lifted. The approval of multiple vaccines in different regions and the announcement of their roll-out were key events during the year in review and helped bolster markets. China played a key role in the broader market rally. Having quickly implemented strict restrictions on movement due to COVID-19 breakouts, it was one of the countries whose recovery came most swiftly. Increased infrastructure investment from China helped to boost commodity prices and to support recovery in broader Asian and global markets. The MSCI Emerging Market Index reached all-time highs going into 2021 but it did not take long before cheers at a return to growth turned into fears over rising inflation. This set the scene for the rest of the first quarter of 2021; inflation concerns took center stage, leading to rising bond yields and a reversal of most of the equity markets’ earlier gains. With signs of inflation appearing, Russia, Brazil and Turkey raised interest rates. New waves of COVID-19 caused some disruption during the latter part of the period but overall, the MSCI Emerging Market Index recovered its recent losses, buoyed by an improving earnings picture as the global economy returned to growth and the roll-out of COVID-19 vaccine programs by national governments.

2	Martin Currie Emerging Markets Fund 2021 Annual Report

Other notable events during the period include the outcome of the U.S. presidential election in late 2020, which also provided a boost to emerging markets due to the expectation that U.S.-international trade relations will improve under a Biden presidency, and this should support emerging market exports. In Asia, an important multinational trade agreement was signed, also in late 2020. The Regional Comprehensive Economic Partnership (RCEP) brings together the 10 existing members of the Association of Southeast Asian Nations (ASEAN) in a partnership with South Korea, China, Japan, Australia and New Zealand. The deal is significant primarily because of its reach; encompassing nearly one third of the world’s population and 29% of global GDPiv.

The Chinese government’s role in financial markets came to the fore in November 2020 when the stock market debut of Chinese financial company, Ant Group, was brought to an abrupt halt just days before listing. The cancellation of what was set to be the world’s largest IPO followed a regulatory proposal to impose new capital requirements on China’s microfinance industry. Another of China’s regulatory bodies, the State Administration for Market Regulation, issued draft rules aimed at preventing monopolistic behavior by internet platforms. In the closing months of the reporting period, we observed a fresh wave of regulatory concerns relating to China. The proposed regulatory changes included anti-trust rules for online platforms, more stringent regulatory oversight of fintech companies, more stringent controls around the health care sector and measures to eliminate for-profit after school tuition in key subjects. This primarily affected the education sector, health care and online platform/e-commerce stocks, and appears to be motivated by multiple factors, including social stability concerns, and restricting the market power of online behemoths. As the reporting period came to a close, China’s real estate sector became the latest area to take center stage as Evergrande, one of the most aggressively leveraged companies in the residential real estate sector in China, failed to meet financial regulatory targets. The company’s dollar bonds also slumped in price as news emerged that regulators were examining related-party transactions between it and Shengjing Bank (an affiliate holding). The scandal exacerbated the existing volatility and uncertainty among market participants.

Q. How did we respond to these changing market conditions?

A. Our emerging markets (EM) strategy has remained geographically balanced, with a focus towards highly profitable companies with sustainable balance sheets. This approach proved appropriate for the market conditions, leading to strong performance during the period, in line with the MSCI Emerging Markets Index.

The Fund broadened its exposure towards the theme of digital disruption, adding to the portfolio JD.com and SEA Ltd, which are positioned to benefit from the continued rise of digital globally. We also added solar glass manufacturer Xinyi Solar and China Merchants Bank to the portfolio. The Fund’s holdings in Chinese oil operator CNOOC, mobile phone operator Turkcell, miner Southern Copper and Chinese bank ICBC were sold during the period, replaced with higher conviction holdings.

Martin Currie Emerging Markets Fund 2021 Annual Report	3

Fund overview (cont’d)

EM equities remain sensitive to COVID-19 developments especially while the delta variant continues to spread and vaccination rates are low, particularly in ASEAN markets. Our engagement agenda continues to have a long-term focus and as restrictions are eased in many geographies and new variants of COVID-19 are tackled, it is critically important for the businesses in which we invest to remain resilient from an operational, financial and governance perspective. As a firm, Martin Currie gained recognition from the PRI (Principles for Responsible Investment) for the fourth year in a row, with their highest rating (A+) in all three categories of Strategy & Governance, Listed Equity Incorporation and Active Ownership. We also launched the Stewardship Institute, founded to facilitate Stewardship and ESG thought leadership at the firm. Our stewardship agenda and focus on sustainability has led us to join the Net Zero Asset Managers Initiative, alongside international asset managers committed to supporting the goal of net zero greenhouse gas emissions. The focus on sustainability and stewardship extends to our company as a whole, as well as our investment activities.

As longer-term investors, we remain excited by the powerful combination of technology adoption, urbanization and services-sector growth that is evident in emerging markets. We expect our highly selective, stock-focused approach will continue to prosper through accessing companies with a high return-on-equity, operating in structurally growing industries. We continue to have confidence in the growth drivers that we are accessing in key thematic areas. These areas include sustainable planet, cloud-based data, financial inclusion and digital disruption.

Performance review

For the twelve-months ended September 30, 2021, Class I shares of Martin Currie Emerging Markets Fund returned 16.88%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index (NR), returned 18.20% for the same period. The Lipper Emerging Markets Funds Category Averagev returned 20.72% over the same time frame.

Performance Snapshot as of September 30, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Martin Currie Emerging Markets Fund:
Class A	-5.63%	16.55%
Class C	-6.04%	15.60%
Class FI	-5.67%	16.44%
Class I	-5.53%	16.88%
Class IS	-5.51%	16.94%
MSCI Emerging Markets Index (NR)	-3.45%	18.20%
Lipper Emerging Markets Funds Category Average	-2.00%	20.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

4	Martin Currie Emerging Markets Fund 2021 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 29, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.36%, 2.07%, 1.33%, 1.08% and 0.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets, will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Indian retailer Titan Industries has shown a strong recovery following COVID-19. Particularly in jewelry, it has demonstrated strong performance, as shown in company results. As demand has recently overtaken pre-pandemic levels, investor sentiment appears to remain supportive of the name. EPAM Systems consistently posted strong results during the period, including an increase in guidance. Additional positive announcements from peers across the sector helped to further support investor sentiment during the year. It has a strong track record of delivering positive quarterly revenue surprises and its information technology (IT) services offering focuses on digital transformation for its customers, which is increasingly pivotal for many sectors. OTP Bank recently posted strong results driven by lower risk costs, helping to contribute to relative performance in the portfolio. The

Martin Currie Emerging Markets Fund 2021 Annual Report	5

Fund overview (cont’d)

Hungarian bank also made bullish comments about further potential acquisitions, which were received well by the market.

At the sector level, IT was the strongest sector for the portfolio’s relative returns. Russia was a notable contributor from a regional level.

Q. What were the leading detractors from performance?

A. On the other side, Chinese financial firm Ping An Insurance was the most notable detractor in relative terms. The company has underperformed this year as the market remains concerned about near-term growth – there has been prolonged weakness in its life business. Prolonged weakness in China only served to exacerbate the negative sentiment around the company.

Prosus, the international internet assets division of South African multinational Naspers, was an underperformer despite seeing better-than-expected results during the year and demonstrating strong operational execution. There was a tepid market reaction to proposals for a transaction between Prosus and Naspers. Despite being a well-intentioned action aimed at reducing the discount to the underlying net asset value, the transaction is complex and introduces a cross-shareholding structure. Tencent Holdings was another notable underperformer during the period as it was significantly impacted by the regulatory tightening of the internet/platform sector in China in recent months. The prospect of increased regulation in the sector let to a broader sell-off of Chinese technology stocks during the summer months.

At the sector level, Consumer Discretionary was the largest drag on relative returns. Among larger countries, China was a notable detractor from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the twelve months ended September 30, 2021, we bought internet platform company with gaming leadership SEA Ltd, online retail company JD.com, solar glass manufacturer Xinyi Solar and Chinese financial China Merchants Bank. In terms of sales, we sold the portfolio holdings in Chinese oil operator CNOOC, mobile phone operator Turkcell, miner Southern Copper and Chinese bank ICBC. As bottom-up stock pickers with a long-term view (5+ years), our principal focus is on business fundamentals and whether the market is pricing these correctly. This has manifested itself in low portfolio turnover. We prefer high-quality businesses with sustainable growth prospects at attractive valuations. We believe the long-term outlook for many emerging markets businesses remains bright, with earnings likely to benefit from stronger economic growth, continued productivity improvements and supportive monetary conditions, and the Fund remains positioned to benefit from these trends.

6	Martin Currie Emerging Markets Fund 2021 Annual Report

Thank you for your investment in Martin Currie Emerging Markets Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Martin Currie Inc.

October 14, 2021

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or sectors. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund’s environmental, social and governance (“ESG”) investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, may underperform funds that are not subject to such criteria. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds screened for different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund. As a non-diversified fund, the Fund can invest a larger percentage of its assets in a small number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. In addition to the Fund’s operating expenses, the Fund will indirectly bear the operating expenses of any underlying funds it invests in. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2021 were: Taiwan Semiconductor Manufacturing Co. Ltd. (9.3%), Samsung Electronics Co. Ltd. (7.6%), Tencent Holdings Ltd. (6.6%), Titan Co. Ltd. (3.5%), Alibaba Group Holding Ltd., ADR (3.2%), Meituan (3.1%), LG Chem Ltd. (3.0%), EPAM Systems Inc. (2.8%), OTP Bank Nyrt. (2.7%), Globalwafers Co. Ltd. (2.4%). Please refer to pages 15 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice

Martin Currie Emerging Markets Fund 2021 Annual Report	7

Fund overview (cont’d)

regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2021 were: Information Technology (30.1%), Financials (19.5%), Consumer Discretionary (16.9%), Communication Services (11.2%), and Materials (8.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ii

Synthetic foreign equity securities are a type of derivative issued by a bank or other financial institution designed to replicate the economic exposure of buying an equity security directly in a particular foreign market.

iii

The MSCI Emerging Markets Index (NR) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 782 funds for the six-month period and among the 758 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	Martin Currie Emerging Markets Fund 2021 Annual Report

Fund at a glance† (unaudited)

 Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2021 and September 30, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Martin Currie Emerging Markets Fund 2021 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2021 and held for the six months ended September 30, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-5.63%	$1,000.00	$943.70	1.22%	$5.94	Class A	5.00%	$1,000.00	$1,018.95	1.22%	$6.17
Class C	-6.04	1,000.00	939.60	1.98	9.63	Class C	5.00	1,000.00	1,015.14	1.98	10.00
Class FI	-5.67	1,000.00	943.30	1.26	6.14	Class FI	5.00	1,000.00	1,018.75	1.26	6.38
Class I	-5.53	1,000.00	944.70	0.95	4.63	Class I	5.00	1,000.00	1,020.31	0.95	4.81
Class IS	-5.51	1,000.00	944.90	0.85	4.14	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

10	Martin Currie Emerging Markets Fund 2021 Annual Report

[1]	For the six months ended September 30, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Martin Currie Emerging Markets Fund 2021 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/21	16.55%	15.60%	16.44%	16.88%	16.94%
Five Years Ended 9/30/21	N/A	N/A	11.73	12.11	12.24
Inception* through 9/30/21	9.32	8.50	8.68	9.03	9.19

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/21	9.81%	14.60%	16.44%	16.88%	16.94%
Five Years Ended 9/30/21	N/A	N/A	11.73	12.11	12.24
Inception* through 9/30/21	7.31	8.50	8.68	9.03	9.19

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 7/16/18 through 9/30/21)	33.08%
Class C (Inception date of 7/16/18 through 9/30/21)	29.90
Class FI (Inception date of 5/29/15 through 9/30/21)	69.51
Class I (Inception date of 5/29/15 through 9/30/21)	72.95
Class IS (Inception date of 5/29/15 through 9/30/21)	74.58

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are July 16, 2018, July 16, 2018, May 29, 2015, May 29, 2015, and May 29, 2015, respectively.

12	Martin Currie Emerging Markets Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class FI Shares of Martin Currie Emerging Markets Fund vs. MSCI Emerging Markets Index (NR)† — May 29, 2015 - September 30, 2021

Value of $1,000,000 invested in

Class I and Class IS Shares of Martin Currie Emerging Markets Fund vs. MSCI Emerging Markets Index (NR)† — May 29, 2015 - September 30, 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Martin Currie Emerging Markets Fund 2021 Annual Report	13

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class I and Class IS shares of Martin Currie Emerging Markets Fund on May 29, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2021. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI Emerging Markets Index (NR). The MSCI Emerging Markets Index (NR) (the “Index”) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class FI, I and IS shares’ performance indicated on these charts, depends on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

14	Martin Currie Emerging Markets Fund 2021 Annual Report

Schedule of investments

September 30, 2021

Martin Currie Emerging Markets Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.4%
Communication Services — 11.2%
Diversified Telecommunication Services — 0.8%
Telkom Indonesia Persero Tbk PT	18,917,700	$4,855,808	(a)
Entertainment — 2.1%
Sea Ltd., ADR	39,235	12,505,371	*
Interactive Media & Services — 8.3%
NAVER Corp.	31,743	10,343,276	(a)
Tencent Holdings Ltd.	674,900	39,572,234	(a)
Total Interactive Media & Services		49,915,510
Total Communication Services		67,276,689
Consumer Discretionary — 16.9%
Auto Components — 0.9%
Minth Group Ltd.	1,466,000	4,990,149	(a)
Automobiles — 1.7%
Brilliance China Automotive Holdings Ltd.	2,088,000	899,565	*(a)(b)
Maruti Suzuki India Ltd.	96,080	9,486,396	(a)
Total Automobiles		10,385,961
Internet & Direct Marketing Retail — 10.8%
Alibaba Group Holding Ltd.	303,640	5,647,707	*(a)
Alibaba Group Holding Ltd., ADR	130,735	19,355,317	*
JD.com Inc., ADR	134,199	9,694,536	*
Meituan, Class B Shares	593,200	18,523,677	*(a)
Prosus NV	151,954	11,967,624	(a)
Total Internet & Direct Marketing Retail		65,188,861
Textiles, Apparel & Luxury Goods — 3.5%
Titan Co. Ltd.	730,837	21,250,230	(a)
Total Consumer Discretionary		101,815,201
Consumer Staples — 1.4%
Food & Staples Retailing — 0.4%
Robinsons Retail Holdings Inc.	2,229,935	2,261,896	(a)
Personal Products — 1.0%
LG Household & Health Care Ltd.	5,306	5,964,215	(a)
Total Consumer Staples		8,226,111
Energy — 5.4%
Oil, Gas & Consumable Fuels — 5.4%
Cosan SA	2,364,152	9,885,092
Lukoil PJSC, ADR	96,604	9,197,214	(a)
Reliance Industries Ltd.	404,355	13,674,233	(a)
Total Energy		32,756,539

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2021 Annual Report	15

Schedule of investments (cont’d)

September 30, 2021

Martin Currie Emerging Markets Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Financials — 19.4%
Banks — 14.7%
Bank Rakyat Indonesia Persero Tbk PT	30,620,200	$8,138,024	(a)
China Merchants Bank Co. Ltd., Class H Shares	1,089,500	8,647,373	(a)
Credicorp Ltd.	45,397	5,036,343
HDFC Bank Ltd., ADR	129,005	9,428,975
ICICI Bank Ltd., ADR	713,363	13,461,160
Kotak Mahindra Bank Ltd.	200,656	5,403,610	(a)
OTP Bank Nyrt	279,968	16,412,858	*(a)
Ping An Bank Co. Ltd., Class A Shares	2,106,800	5,848,536	(a)
Sberbank of Russia PJSC, ADR	422,484	7,849,851	(a)
TCS Group Holding PLC, Registered Shares, GDR	90,375	8,228,461	(a)(c)
Total Banks		88,455,191
Capital Markets — 0.9%
B3 SA - Brasil Bolsa Balcao	2,364,900	5,549,910
Insurance — 3.8%
AIA Group Ltd.	1,137,600	13,098,487	(a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	1,489,500	10,107,049	(a)
Total Insurance		23,205,536
Total Financials		117,210,637
Health Care — 2.1%
Health Care Providers & Services — 0.8%
Odontoprev SA	1,609,600	4,767,543
Pharmaceuticals — 1.3%
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H Shares	1,539,000	7,854,959	(a)
Total Health Care		12,622,502
Industrials — 2.2%
Electrical Equipment — 2.2%
Contemporary Amperex Technology Co. Ltd., Class A Shares	163,700	13,322,374	(a)
Information Technology — 30.1%
Electronic Equipment, Instruments & Components — 5.4%
Delta Electronics Inc.	799,367	7,191,303	(a)
Samsung SDI Co. Ltd.	16,432	9,884,849	(a)
Sunny Optical Technology Group Co. Ltd.	367,000	9,629,884	(a)
Wuxi Lead Intelligent Equipment Co. Ltd., Class A Shares	568,680	6,063,965	(a)
Total Electronic Equipment, Instruments & Components		32,770,001
IT Services — 2.8%
EPAM Systems Inc.	29,870	17,040,238	*
Semiconductors & Semiconductor Equipment — 14.2%
Globalwafers Co. Ltd.	514,000	14,519,525	(a)

See Notes to Financial Statements.

16	Martin Currie Emerging Markets Fund 2021 Annual Report

Martin Currie Emerging Markets Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
SK Hynix Inc.	103,857	$8,955,640	(a)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	503,740	56,242,571
Xinyi Solar Holdings Ltd.	2,770,000	5,640,007	(a)
Total Semiconductors & Semiconductor Equipment		85,357,743
Technology Hardware, Storage & Peripherals — 7.7%
Samsung Electronics Co. Ltd.	740,232	46,071,155	(a)
Total Information Technology		181,239,137
Materials — 8.5%
Chemicals — 5.6%
Asian Paints Ltd.	268,791	11,662,639	(a)
LG Chem Ltd.	27,332	17,853,208	(a)
Orbia Advance Corp. SAB de CV	1,661,625	4,265,654
Total Chemicals		33,781,501
Construction Materials — 1.5%
UltraTech Cement Ltd.	87,667	8,727,852	(a)
Metals & Mining — 1.4%
Antofagasta PLC	473,926	8,514,617	(a)
Total Materials		51,023,970
Utilities — 1.2%
Gas Utilities — 1.2%
China Gas Holdings Ltd.	2,577,600	7,600,828	(a)
Total Investments — 98.4% (Cost — $542,321,402)		593,093,988
Other Assets in Excess of Liabilities — 1.6%		9,528,743
Total Net Assets — 100.0%		$602,622,731

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

GDR	— Global Depositary Receipts

PJSC	— Private Joint Stock Company

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2021 Annual Report	17

Schedule of investments (cont’d)

September 30, 2021

Martin Currie Emerging Markets Fund

Summary of Investments by Country** (unaudited)
China	31.3%
South Korea	16.7
India	15.7
Taiwan	15.2
Russia	4.3
Brazil	3.4
United States	2.9
Hungary	2.8
Hong Kong	2.2
Indonesia	2.2
Chile	1.4
Peru	0.8
Mexico	0.7
Philippines	0.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2021 and are subject to change.

See Notes to Financial Statements.

18	Martin Currie Emerging Markets Fund 2021 Annual Report

Statement of assets and liabilities

September 30, 2021

Assets:
Investments, at value (Cost — $542,321,402)	$593,093,988
Foreign currency, at value (Cost — $368,112)	367,470
Cash	7,180,132
Receivable for Fund shares sold	4,616,991
Dividends receivable	782,140
Prepaid expenses	63,400
Total Assets	606,104,121

Liabilities:
Accrued foreign capital gains tax	2,208,509
Investment management fee payable	391,220
Payable for securities purchased	378,539
Payable for Fund shares repurchased	361,985
Service and/or distribution fees payable	4,224
Trustees’ fees payable	3,521
Accrued expenses	133,392
Total Liabilities	3,481,390
Total Net Assets	$602,622,731

Net Assets:
Par value (Note 7)	$ 371
Paid-in capital in excess of par value	560,096,747
Total distributable earnings (loss)	42,525,613
Total Net Assets	$602,622,731

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2021 Annual Report	19

Statement of assets and liabilities (cont’d)

September 30, 2021

Net Assets:
Class A	$3,497,393
Class C	$3,792,155
Class FI	$2,220,265
Class I	$365,083,147
Class IS	$228,029,771

Shares Outstanding:
Class A	217,262
Class C	239,021
Class FI	137,626
Class I	22,492,447
Class IS	13,995,693

Net Asset Value:
Class A (and redemption price)	$16.10
Class C*	$15.87
Class FI (and redemption price)	$16.13
Class I (and redemption price)	$16.23
Class IS (and redemption price)	$16.29
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.08

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	Martin Currie Emerging Markets Fund 2021 Annual Report

Statement of operations

For the Year Ended September 30, 2021

Investment Income:
Dividends	$ 6,442,676
Less: Foreign taxes withheld	(859,461)
Total Investment Income	5,583,215

Expenses:
Investment management fee (Note 2)	3,131,403
Transfer agent fees (Note 5)	217,309
Registration fees	116,831
Fund accounting fees	80,456
Custody fees	63,159
Trustees’ fees	47,852
Audit and tax fees	43,941
Service and/or distribution fees (Notes 2 and 5)	34,977
Legal fees	29,958
Fees recaptured by investment manager (Note 2)	16,154
Shareholder reports	14,417
Insurance	3,383
Interest expense	2,120
Miscellaneous expenses	21,325
Total Expenses	3,823,285
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(32,400)
Net Expenses	3,790,885
Net Investment Income	1,792,330

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	5,071,565
Foreign currency transactions	(287,284)
Net Realized Gain	4,784,281
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,213,805	†
Foreign currencies	1,534
Change in Net Unrealized Appreciation (Depreciation)	5,215,339
Net Gain on Investments and Foreign Currency Transactions	9,999,620
Increase in Net Assets From Operations	$11,791,950

†	Net of change in accrued foreign capital gains tax of $2,208,509.

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2021 Annual Report	21

Statements of changes in net assets

For the Years Ended September 30,	2021	2020

Operations:
Net investment income	$1,792,330	$1,629,169
Net realized gain (loss)	4,784,281	(6,909,901)
Change in net unrealized appreciation (depreciation)	5,215,339	39,241,234
Increase in Net Assets From Operations	11,791,950	33,960,502

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,400,015)	(4,350,001)
Decrease in Net Assets From Distributions to Shareholders	(1,400,015)	(4,350,001)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	509,753,529	79,010,515
Reinvestment of distributions	1,302,574	4,232,276
Cost of shares repurchased	(142,306,204)	(46,979,572)
Increase in Net Assets From Fund Share Transactions	368,749,899	36,263,219
Increase in Net Assets	379,141,834	65,873,720

Net Assets:
Beginning of year	223,480,897	157,607,177
End of year	$602,622,731	$223,480,897

See Notes to Financial Statements.

22	Martin Currie Emerging Markets Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2021	2020	2019	2018[2]

Net asset value, beginning of year	$13.86	$12.02	$11.70	$12.54

Income (loss) from operations:
Net investment income	0.03	0.06	0.36	0.01
Net realized and unrealized gain (loss)	2.26	2.09	0.06	(0.85)
Total income (loss) from operations	2.29	2.15	0.42	(0.84)

Less distributions from:
Net investment income	(0.05)	(0.31)	(0.10)	—
Total distributions	(0.05)	(0.31)	(0.10)	—

Net asset value, end of year	$16.10	$13.86	$12.02	$11.70
Total return[3]	16.55%	18.05%	3.68%	(6.70)%

Net assets, end of year (000s)	$3,497	$646	$201	$47

Ratios to average net assets:
Gross expenses	1.22%	1.36%	1.32%[4]	1.49%[5]
Net expenses[6,7]	1.21	1.27	1.18 [4]	1.15 [5]
Net investment income	0.16	0.51	3.08	0.25 [5]

Portfolio turnover rate	23%	21%	18%	23%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 16, 2018 (inception date) to September 30, 2018.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[8]	For the year ended September 30, 2018.

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2021 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2021	2020	2019	2018[2]

Net asset value, beginning of year	$13.72	$11.96	$11.68	$12.54

Income (loss) from operations:
Net investment income (loss)	(0.10)	(0.01)	0.30	(0.01)
Net realized and unrealized gain (loss)	2.25	2.05	0.04	(0.85)
Total income (loss) from operations	2.15	2.04	0.34	(0.86)

Less distributions from:
Net investment income	—	(0.28)	(0.06)	—
Total distributions	—	(0.28)	(0.06)	—

Net asset value, end of year	$15.87	$13.72	$11.96	$11.68
Total return[3]	15.60%	17.20%	2.95%	(6.86)%

Net assets, end of year (000s)	$3,792	$931	$136	$47

Ratios to average net assets:
Gross expenses	1.97%	2.07%	2.07%[4]	2.23%[5]
Net expenses[6,7]	1.97	1.98	1.93 [4]	1.90 [5]
Net investment income (loss)	(0.61)	(0.08)	2.55	(0.49) [5]

Portfolio turnover rate	23%	21%	18%	23%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 16, 2018 (inception date) to September 30, 2018.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[8]	For the year ended September 30, 2018.

See Notes to Financial Statements.

24	Martin Currie Emerging Markets Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$13.88	$12.02	$11.70	$12.30	$9.70

Income (loss) from operations:
Net investment income	0.01	0.05	0.27	0.10	0.05
Net realized and unrealized gain (loss)	2.27	2.09	0.13	(0.70)	2.69
Total income (loss) from operations	2.28	2.14	0.40	(0.60)	2.74

Less distributions from:
Net investment income	(0.03)	(0.28)	(0.08)	(0.00) [2]	(0.14)
Total distributions	(0.03)	(0.28)	(0.08)	(0.00) [2]	(0.14)

Net asset value, end of year	$16.13	$13.88	$12.02	$11.70	$12.30
Total return[3]	16.44%	17.95%	3.48%	(4.87)%	28.81%

Net assets, end of year (000s)	$2,220	$652	$416	$363	$26

Ratios to average net assets:
Gross expenses[4]	1.27%	1.41%	1.43%	1.50%	6.11%
Net expenses[4,5,6]	1.26	1.30	1.30	1.30	1.44
Net investment income	0.07	0.39	2.35	0.79	0.46

Portfolio turnover rate	23%	21%	18%	23%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective August 3, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Prior to August 3, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.50%.

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2021 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$13.96	$12.09	$11.76	$12.33	$9.71

Income (loss) from operations:
Net investment income	0.07	0.12	0.45	0.14	0.11
Net realized and unrealized gain (loss)	2.29	2.08	(0.01) [2]	(0.71)	2.67
Total income (loss) from operations	2.36	2.20	0.44	(0.57)	2.78

Less distributions from:
Net investment income	(0.09)	(0.33)	(0.11)	(0.00) [3]	(0.16)
Total distributions	(0.09)	(0.33)	(0.11)	(0.00) [3]	(0.16)

Net asset value, end of year	$16.23	$13.96	$12.09	$11.76	$12.33
Total return[4]	16.88%	18.34%	3.85%	(4.60)%	29.25%

Net assets, end of year (000s)	$365,083	$49,830	$14,207	$4,341	$91

Ratios to average net assets:
Gross expenses[5]	0.95%	1.09%	1.14%	1.35%	6.11%
Net expenses[5,6,7]	0.95	0.95	0.95	0.95	1.11
Net investment income	0.43	0.98	3.86	1.17	1.02

Portfolio turnover rate	23%	21%	18%	23%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective August 3, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Prior to August 3, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.15%.

See Notes to Financial Statements.

26	Martin Currie Emerging Markets Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$14.01	$12.12	$11.78	$12.36	$9.74

Income (loss) from operations:
Net investment income	0.08	0.11	0.33	0.14	0.20
Net realized and unrealized gain (loss)	2.29	2.12	0.12	(0.70)	2.60
Total income (loss) from operations	2.37	2.23	0.45	(0.56)	2.80

Less distributions from:
Net investment income	(0.09)	(0.34)	(0.11)	(0.02)	(0.18)
Total distributions	(0.09)	(0.34)	(0.11)	(0.02)	(0.18)

Net asset value, end of year	$16.29	$14.01	$12.12	$11.78	$12.36
Total return[2]	16.94%	18.54%	3.95%	(4.60)%	29.61%

Net assets, end of year (millions)	$228	$171	$143	$110	$104

Ratios to average net assets:
Gross expenses	0.86%	0.94%[3]	0.97%[3]	1.08%[3]	2.88%[3]
Net expenses[4,5]	0.85	0.85 [3]	0.85 [3]	0.85 [3]	0.00 [3]
Net investment income	0.44	0.88	2.84	1.06	1.69

Portfolio turnover rate	23%	21%	18%	23%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Prior to August 3, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.05%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2021 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Martin Currie Emerging Markets Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the

28	Martin Currie Emerging Markets Fund 2021 Annual Report

effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Martin Currie Emerging Markets Fund 2021 Annual Report	29

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$12,505,371	$54,771,318	—	$67,276,689
Consumer Discretionary	29,049,853	71,865,783	$899,565	101,815,201
Energy	9,885,092	22,871,447	—	32,756,539
Financials	33,476,388	83,734,249	—	117,210,637
Health Care	4,767,543	7,854,959	—	12,622,502
Information Technology	73,282,809	107,956,328	—	181,239,137
Materials	4,265,654	46,758,316	—	51,023,970
Other Common Stocks	—	29,149,313	—	29,149,313
Total Investments	$167,232,710	$424,961,713	$899,565	$593,093,988

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

30	Martin Currie Emerging Markets Fund 2021 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Martin Currie Emerging Markets Fund 2021 Annual Report	31

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As of September 30, 2021, there were $2,208,509 of capital gains tax liabilities accrued on unrealized gains.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Martin Currie Inc. (“Martin Currie”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Martin Currie and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Martin Currie a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

32	Martin Currie Emerging Markets Fund 2021 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 2.05%, 1.30%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

During the year ended September 30, 2021, fees waived and/or expenses reimbursed amounted to $32,400.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2022	$202	$134	$539	$10,366	$157,408
Expires September 30, 2023	400	552	642	29,516	145,535
Expires September 30, 2024	77	97	38	7,681	9,170
Total fee waivers/expense reimbursements subject to recapture	$679	$783	$1,219	$47,563	$312,113

For the year ended September 30, 2021, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class FI	Class I
LMPFA recaptured	$86	$16,068

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Martin Currie Emerging Markets Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

For the year ended September 30, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$5,696
CDSCs	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$456,770,593
Sales	93,888,563

At September 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$547,597,346	$78,058,664	$(32,562,022)	$45,496,642

4. Derivative instruments and hedging activities

During the year ended September 30, 2021, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

34	Martin Currie Emerging Markets Fund 2021 Annual Report

For the year ended September 30, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$5,364	$2,580
Class C	26,966	3,401
Class FI	2,647	1,656
Class I	—	207,680
Class IS	—	1,992
Total	$34,977	$217,309

For the year ended September 30, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$167
Class C	210
Class FI	73
Class I	16,144
Class IS	15,806
Total	$32,400

6. Distributions to shareholders by class

	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Investment Income:
Class A	$3,060	$7,968
Class C	—	7,046
Class FI	1,501	11,085
Class I	471,909	385,497
Class IS	923,545	3,938,405
Total	$1,400,015	$4,350,001

7. Shares of beneficial interest

At September 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Martin Currie Emerging Markets Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	219,775	$3,803,624	46,613	$603,094
Shares issued on reinvestment	127	2,068	598	7,908
Shares repurchased	(49,241)	(847,204)	(17,293)	(197,870)
Net increase	170,661	$2,958,488	29,918	$413,132

Class C
Shares sold	195,133	$3,414,802	66,553	$855,386
Shares issued on reinvestment	—	—	361	4,776
Shares repurchased	(23,964)	(399,707)	(10,430)	(135,244)
Net increase	171,169	$3,015,095	56,484	$724,918

Class FI
Shares sold	100,285	$1,687,302	136,944	$1,743,575
Shares issued on reinvestment	91	1,480	828	10,966
Shares repurchased	(9,719)	(166,246)	(125,442)	(1,578,918)
Net increase	90,657	$1,522,536	12,330	$175,623

Class I
Shares sold	23,194,065	$402,400,677	3,554,385	$43,399,532
Shares issued on reinvestment	25,593	417,422	27,022	359,119
Shares repurchased	(4,295,846)	(74,936,682)	(1,187,810)	(14,291,353)
Net increase	18,923,812	$327,881,417	2,393,597	$29,467,298

Class IS
Shares sold	5,648,131	$98,447,124	2,619,102	$32,408,928
Shares issued on reinvestment	53,888	881,604	289,002	3,849,507
Shares repurchased	(3,943,604)	(65,956,365)	(2,436,243)	(30,776,187)
Net increase	1,758,415	$33,372,363	471,861	$5,482,248

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,400,015	$4,350,001

36	Martin Currie Emerging Markets Fund 2021 Annual Report

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,320,628
Deferred capital losses*	(2,036,703)
Other book/tax temporary differences(a)	(46,791)
Unrealized appreciation (depreciation)(b)	43,288,479
Total distributable earnings (loss) — net	$42,525,613

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Martin Currie Emerging Markets Fund 2021 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Martin Currie Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Martin Currie Emerging Markets Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

38	Martin Currie Emerging Markets Fund 2021 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	11,915,712,078	203,516,727
Andrew L. Breech	11,923,087,811	196,140,993
Althea L. Duersten	11,972,830,693	146,398,111
Stephen R. Gross	11,919,258,594	199,970,210
Susan M. Heilbron	11,970,320,096	148,908,708
Howard J. Johnson	11,919,503,553	199,725,251
Arnold L. Lehman	11,920,774,188	198,454,617
Robin J.W. Masters	11,971,843,764	147,385,040
Jerome H. Miller	11,919,153,082	200,075,722
Ken Miller	11,922,645,083	196,583,722
G. Peter O’Brien	11,919,113,936	200,114,868
Thomas F. Schlafly	11,917,628,123	201,600,682
Jane Trust	11,985,902,999	133,325,805

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

Martin Currie Emerging Markets Fund	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Martin Currie Emerging Markets Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

40	Martin Currie Emerging Markets Fund

Independent Trustees† (cont’d)

Althea L. Duersten*
Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Martin Currie Emerging Markets Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

42	Martin Currie Emerging Markets Fund

Independent Trustees† (cont’d)

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Martin Currie Emerging Markets Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

44	Martin Currie Emerging Markets Fund

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Martin Currie Emerging Markets Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	Martin Currie Emerging Markets Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2021:

	Pursuant to:		Amount Reported
Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$ 71,866
Qualified Dividend Income (QDI)	§	854(b)(1)(B)	$ 4,017,683

Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended September 30, 2021:

Foreign Taxes Paid	$871,518
Foreign Source Income	$6,296,523

Martin Currie Emerging Markets Fund	47

Martin Currie

Emerging Markets Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Martin Currie Inc.

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.
†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Martin Currie Emerging Markets Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Martin Currie Emerging Markets Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Martin Currie Emerging Markets Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

MCXX211453 11/21 SR21-4261

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2020 and September 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,330 in September 30, 2020 and $322,330 in September 30, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2020 and $0 in September 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2020 and $80,500 in September 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2020 and $0 in September 30, 2021, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2020 and September 30, 2021; Tax Fees were 100% and 100% for September 30, 2020 and September 30, 2021; and Other Fees were 100% and 100% for September 30, 2020 and September 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $1,105,712 in September 30, 2020 and $1,124,357 in September 30, 2021.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: November 24, 2021